UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	September 10, 2012

AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

(Address of principal executive offices, including zip code)

(917) 804-3584

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

This Amendment No. 1 is being filed by AgFeed Industries, Inc. (the “Company”) to file revised versions of Exhibits 10.1, 10.3 and 10.5 to the Company’s Current Report on Form 8-K dated September 10, 2012.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are being filed herewith:

(10.1)	Hog Procurement Agreement, dated January 1, 2010, among MGM, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC) and Hormel Foods Corporation. *

(10.3)	Hog Procurement Agreement, dated January 1, 2010, among TS Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), Hormel Foods Corporation and Glenn McClelland. *

(10.5)	Hog Procurement Agreement, dated January 1, 2010, among Midwest Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), TS Finishing, LLC, MGM, LLC and Hormel Foods Corporation. *

*	Portions of these exhibits have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of these exhibits were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: November 19, 2012	By:	/s/ Gerald Daignault
Gerard Daignault
Interim Chief Financial Officer

AGFEED INDUSTRIES, INC.

Exhibit Index to Current Report on Form 8-K/A

Dated September 10, 2012

Exhibit Number

(10.1)	Hog Procurement Agreement, dated January 1, 2010, among MGM, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC) and Hormel Foods Corporation. *

(10.3)	Hog Procurement Agreement, dated January 1, 2010, among TS Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), Hormel Foods Corporation and Glenn McClelland. *

(10.5)	Hog Procurement Agreement, dated January 1, 2010, among Midwest Finishing, LLC, AgFeed USA, LLC (formerly known as M2 P2, LLC), TS Finishing, LLC, MGM, LLC and Hormel Foods Corporation. *

*	Portions of these exhibits have been omitted and are subject to a confidential treatment request filed with the Secretary of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of these exhibits were filed separately with the Securities and Exchange Commission.

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